UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES



                  Investment Company Act File Number: 811-09561


                        Century Capital Management Trust
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                       c/o Century Capital Management, LLC
                 100 Federal Street, Boston, Massachusetts 02110
-------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                         Century Capital Management, LLC
                 100 Federal Street, Boston, Massachusetts 02110
-------------------------------------------------------------------------------
                     (Name and address of agent for service)



Registrant's telephone number, including area code:     (617) 482-3060
                                                        --------------


Date of fiscal year end:    October 31
                            -----------------


Date of reporting period:   April 30, 2009
                            -----------------

ITEM 1. Report to Shareholders.


CENTURY FUNDS


Century Funds Semi-Annual Report
April 30, 2009


                                                          Century Shares Trust &
                                                   Century Small Cap Select Fund

TABLE OF CONTENTS
                                                                        Page
Letter to Shareholders ..............................................      3

Semi-Annual Report:

Fund Summaries:
     Century Shares Trust ...........................................      5
     Century Small Cap Select Fund ..................................      8
     Shareholder Expense Example ....................................     11

Financial Statements
     Portfolios of Investments ......................................     12
     Statements of Assets and Liabilities ...........................     16
     Statements of Operations .......................................     17
     Statements of Changes in Net Assets ............................     18

Financial Highlights ................................................     19

Notes to Financial Statements .......................................     23

Approval of Investment Management Agreements ........................     28

Century Funds Privacy Policy ........................................     34


THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF CENTURY SHARES TRUST AND CENTURY SMALL CAP SELECT FUND (EACH A "FUND" AND COLLECTIVELY, THE "FUNDS"). IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS IT IS PRECEDED OR ACCOMPANIED BY THE FUNDS' CURRENT PROSPECTUS, WHICH INCLUDES INFORMATION REGARDING THE FUNDS' OBJECTIVE(S), RISKS, AND CHARGES AND EXPENSES, EXPERIENCE OF ITS MANAGEMENT, AND OTHER INFORMATION. THE FUNDS' PROSPECTUS CONTAINS THIS AND OTHER IMPORTANT INFORMATION ABOUT THE FUNDS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

Investments in mutual funds involve risks. CENTURY SMALL CAP SELECT FUND concentrates its investments in the financial services and health care group of industries. Concentration in a particular industry subjects the Fund to the risks associated with that industry and, as a result, the Fund may be subject to greater price volatility than funds with less concentrated portfolios. In addition, the Fund invests in smaller companies which pose greater risks than those associated with larger, more established companies. CENTURY SHARES TRUST may invest a significant portion of assets in securities of companies within the same market sector. If the Fund's portfolio is over weighted in a sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not over weighted in that sector.

The views in this report were those of the Century Funds' Chief Investment Officer and Portfolio Managers as of April 30, 2009 and may not reflect their views on the date that this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investments and do not constitute investment advice. There is no assurance that the Funds will continue to invest in the securities mentioned.

Foreside Fund Services, LLC, Distributor.


                                    CENTURY

                                  CENTURY FUNDS

DEAR FELLOW SHAREHOLDERS:

It has been an eventful six months since you received our 2008 Annual Report to Shareholders. Although many of the uncertainties that we addressed in our "good news/bad news" review remain, such as rising unemployment and credit concerns, we believe that the recession is stabilizing and a recovery is slowly gaining ground. In this letter, we hope to provide you a better understanding of the current economic environment, outline our remaining concerns, share the reasons for our optimism, and provide you with an update on your investment in the Century Funds.

Banks are writing down bad credit and removing leverage from their balance sheets, but we have yet to see a significant increase in lending activity. Lending, is a vital stimulant to the recovery, and it may take at least another year before we return to "normal" borrowing conditions. Although residential mortgage debt conditions have eased considerably, commercial real estate and credit card delinquencies are troubling and continue to rise. The unemployment rate stands at 8.9% on April 30th and may approach 10% later this year.

There are patches of blue sky overhead, as business conditions are "less worse" or improved since our annual report. Inventories declined over the first quarter of 2009 and consumer confidence and spending have experienced small increases. We have just completed the first quarter earnings' reporting season, and many management teams have begun to see demand pick up and/or were able to offset lower revenues with lower operating and input expenses. We are encouraged by these stabilizing trends, but we continue to emphasize that the road to recovery ahead is likely to be bumpy.

The S&P 500 Index rallied 29% from its March 9th low through the end of April. Although significant assets remain in money market holdings, there has been a tangible increase in investors' willingness to assume and re-engage in the equity markets. It is interesting to observe that the lowest quality companies generally fell the hardest and rebounded the quickest during the recent downturn and rally. It is our belief that the highest quality business franchises are best-positioned to gain market share and profitability, as the roots of a recovery take hold and investors begin to focus on sustainable growth characteristics.

Several questions remain. How deep and prolonged will this recession be? We know that earnings tend to drive stock market performance and that earnings visibility remains weak. We expressed our concern regarding unrealistic earnings expectations in our last report. Those expectations were revised downward considerably, and the 2009 first quarter results saw some upside surprises as a result. This stability is an important first stage in gaining confidence in future earnings predictability and growth.

What is the depth and duration of the government's growing role in the overall economy? More regulation, higher taxes, and expanding social programs are expected over the coming year. As the crisis has unfolded, the government's substantial involvement in the financial services industry helped provide necessary stability and assurance to investors. What the government has yet to convey is the length of its participation in the private sector and how it will ultimately extract its investments. In our view, these unanswered questions cast a longer shadow over the future of the automotive, financial services and health care industries.

It is too early to assess the government's impact on the automotive and health care sectors, but we do know that the financial services industry as a whole will face more regulation. As the chair of the Securities and Exchange Commission, Mary Schapiro, recently stated, "We're

                                                                         -------
                                  CENTURY FUNDS                                3
entering one of the most active rule-making periods in the Commission's history." The scope and shape of that regulation has yet to be identified, but we believe financial services will shrink as a component of the economy, and we may see a return to smaller firms and simpler, more transparent transactions.

Financial services is an inherently trust-based industry, where assets migrate quickly to managers who act as prudent fiduciaries and aim to provide an appropriate level of reward for the risk being assumed. The events of the past year (from the Lehman Brothers' bankruptcy to the Madoff scandal) have damaged this fragile concept of trust. Removing the confusion around financial products and providing straightforward investment vehicles is a good start. We also must hold ourselves and corporate America to a higher ethical standard in order to begin the restoration of client trust and faith.

We believe corporate governance and compensation practices will be questioned and become a higher priority for investors. Auditors, boards, lawyers, investors, clients, and employees will more closely scrutinize corporate business risks and compensation incentives. This may lead to executive performance goals being assessed over longer periods and encompassing more risk-based characteristics. We believe higher quality management teams will benefit over time from this longer-term ownership orientation. We would expect to see this heightened appreciation for good corporate governance to show up in higher valuations, proxy voting initiatives, and better disclosure around corporate compensation incentives and practices over the next few years.

This has been a very difficult year for investors. Despite these challenges, we believe it is important to keep a long-term perspective. We are encouraged by the recent signs of spring we are seeing in this recession, and believe that the outlook for equities looks very promising over the next 2-3 years.

We appreciate your investment in the Century Funds and the implicit trust that comes with it. We will continue to work hard to help you reach your financial goals. We look forward to strengthening your trust this year and, as always, invite your questions and comments.

Respectfully submitted,

/s/ Alexander L. Thorndike

Alexander L. Thorndike
Chairman of the Century Funds

-------
4                                 CENTURY FUNDS

CENTURY SHARES TRUST COMMENTARY

HOW DID THE PORTFOLIO PERFORM?

For the six-month period ended April 30, 2009, Century Shares Trust's Institutional and Investor Shares outperformed the S&P 500 Index returning -5.21% and -5.33%, respectively, versus the return of the S&P 500 Index of -8.53% for the same period.

WHAT FACTORS INFLUENCED PERFORMANCE?

Performance was mixed due to the see-saw swings in the stock market. The S&P 500 Index started off by declining 22% in just the first three weeks of November, before rebounding a healthy 23% over the following six weeks. Unfortunately, the uncertain economic outlook throughout the business world spurred investors to sell stocks again, and the S&P 500 proceeded to fall 27% over the next two months. By early March, the economy "stopped getting worse" and the market bounced back by the end of April.

In terms of Fund performance, the Portfolio's relatively defensive position helped performance during the downdrafts in the stock market. The Portfolio was overweight the Health Care and Consumer Staples sectors, which tend to be steady, consistent performers. This positioning helped performance in November in the face of a declining stock market. However, when low quality, more volatile stocks rebounded in December and early January, the Portfolio's performance lagged. Then as the stock market proceeded to establish a new low in early March, the Portfolio outperformed the S&P 500 Index. Finally, with another low quality rally from early March through the end of April, Portfolio performance lagged.

Sector allocation was the primary driver of Portfolio performance for the past 6 months. The Portfolio's overweight position in the information technology sector and underweight position in the financial sector were the primary drivers of performance. MasterCard (a payment processor), Qualcomm (a wireless telecommunication firm) and Oracle (an enterprise software provider) were the biggest contributors to information technology performance. Stericycle (a medical waste disposal company), Burger King (a hamburger restaurant chain) and Fluor Corp (an engineering and construction firm) were the largest detractors from performance.

DESCRIBE RECENT PORTFOLIO ACTIVITY.

The Portfolio's sector weights changed primarily on the expectation that the economy and the stock market will gradually improve. The changes to the portfolio were incremental in nature. Exposure to the more defensively-oriented sectors such as health care and consumer staples decreased while exposure to more cyclically-oriented sectors such as information technology and consumer discretionary increased. In terms of individual holdings, we eliminated Perrigo (a manufacturer of OTC and prescription drugs) and Kroger (a supermarket retailer) from the portfolio, while adding to Qualcomm and Google (an internet search engine).

                                                                         -------
                                  CENTURY FUNDS                                5

DESCRIBE PORTFOLIO POSITIONING AT PERIOD-END.
We believe the Portfolio is well-positioned for a gradual improvement in the economy. We are not anticipating a sharp rebound in the economy, due to the dislocation in the financial services industry, the overleveraged consumer and the excess supply of housing on the market. We believe that the companies that will do well in a gradually improving economy are those that are poised to be profitable, have high levels of recurring revenue, have sufficient cash flow to self-fund their growth and are managed with an owner/operator attitude. It is these attractive, higher quality companies that we seek to comprise the core of the Century Shares Trust portfolio.




             TEN LARGEST HOLDINGS*


Express Scripts, Inc.                         3.85%
PHARMACY BENEFIT MANAGEMENT COMPANY

Oracle Corp.                                  3.78%
ENTERPRISE SOFTWARE PROVIDER

Ecolab, Inc.                                  3.18%
CLEANING AND SANITATION COMPANY

International Business Machines
Corp. (IBM)                                   3.14%
INFORMATION TECHNOLOGY COMPANY

Qualcomm, Inc.                                3.02%
WIRELESS COMMUNICATION COMPANY

Accenture Ltd.                                3.00%
MANAGEMENT CONSULTING AND TECHNOLOGY
SERVICES COMPANY

Stericycle, Inc.                              2.97%
MEDICAL WASTE DISPOSAL COMPANY

Cisco Systems, Inc.                           2.90%
INTERNET PROTOCOL (IP)-BASED
NETWORKING COMPANY

CH Robinson Worldwide, Inc.                   2.78%
THIRD PARTY LOGISTICS COMPANY

Paychex, Inc.                                 2.67%
PAYROLL, HUMAN RESOURCE AND EMPLOYEE
BENEFITS PROVIDER



        Portfolio Composition April 30, 2009*

INFORMATION TECHNOLOGY                          29.5%
HEALTH CARE                                     12.9%
INDUSTRIALS                                     11.3%
CONSUMER DISCRETIONARY                          10.8%
FINANCIAL SERVICES                               9.8%
CONSUMER STAPLES                                 9.6%
ENERGY                                           8.6%
CASH (NET)                                       4.3%
MATERIALS                                        3.2%

*Based on the Fund's net assets at 4/30/09 and subject to change


-------
6

                                  CENTURY FUNDS

PERFORMANCE SUMMARY

CENTURY SHARES TRUST (CST) - INSTITUTIONAL SHARES AND INVESTOR SHARES

THE PERFORMANCE INFORMATION SHOWN BELOW IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKET CONDITIONS SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE SUBSTANTIALLY LOWER OR HIGHER THAN THE FUND'S HISTORICAL PERFORMANCE. PLEASE CALL (800) 321-1928 FOR THE FUND'S MOST RECENT MONTH-END PERFORMANCE. AS STATED IN THE FUND'S CURRENT PROSPECTUS, THE TOTAL (GROSS) ANNUAL OPERATING EXPENSE, IS 1.17% FOR THE INSTITUTIONAL SHARES AND 1.61% FOR THE INVESTOR SHARES. THE ADVISER HAS AGREED CONTRACTUALLY TO REIMBURSE OR PAY OPERATING EXPENSES FOR THE FUND'S INVESTOR SHARES TO THE EXTENT NECESSARY TO MAINTAIN NET OPERATING EXPENSES AT 1.45% THROUGH FEBRUARY 28, 2010. RETURNS WOULD HAVE BEEN LOWER DURING RELEVANT PERIODS IF CERTAIN FEES HAD NOT BEEN WAIVED OR EXPENSES REIMBURSED. TO DISCOURAGE SHORT-TERM TRADING, THE FUND MAY IMPOSE A REDEMPTION FEE OF 1.00% ON SHARES HELD LESS THAN 90 DAYS. PERFORMANCE FIGURES AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES. RETURNS MAY VARY BY SHARE CLASS.


AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/09 (%)

                                                              1 YEAR         3 YEARS       5 YEARS       10 YEARS
                                                              ------         -------       -------       --------
           CENTURY SHARES TRUST INSTITUTIONAL SHARES          -29.86          -9.25         -2.70          1.40
           S&P 500 INDEX                                      -35.31         -10.76         -2.70         -2.48
           RUSSELL 1000 GROWTH INDEX                          -31.57          -8.49         -2.39         -4.40

                                                                                            SINCE
                                                              1 YEAR         3 YEARS     INCEPTION*
                                                              ------         -------     ----------
           CENTURY SHARES TRUST INVESTOR SHARES               -30.05          -9.59         -6.18
           S&P 500 INDEX                                      -35.31         -10.76         -6.55
           RUSSELL 1000 GROWTH INDEX                          -31.57          -8.49         -5.18

Sources:  Century Capital Management, LLC, S&P and Russell


                                             GROWTH OF $100,000

LINE CHART:

                                            Institutional Shares


                                    CST                                S&P 500

4/99                                100000                             100000
                                    100899                             97639
                                    99651                              103057
                                    95732                              99839
                                    88378                              99345
                                    79901                              96622
                                    89787                              102736
                                    85207                              104825
                                    85773                              110999
                                    77801                              105422
                                    67804                              103426
                                    86248                              113544
                                    83449                              110128
                                    92146                              107869
                                    84337                              110528
                                    93886                              108800
                                    100671                             115558
                                    107054                             109457
                                    112483                             108994
                                    109668                             100401
                                    117886                             100893
                                    110012                             104472
                                    109491                             94946
                                    108887                             88932
4/01                                110423                             95842
                                    116240                             96485
                                    117639                             94136
                                    114392                             93210
                                    111089                             87375
                                    110787                             80319
                                    108695                             81850
                                    114557                             88129
                                    114914                             88901
                                    112895                             87604
                                    115969                             85914
                                    118743                             89145
                                    120220                             83741
                                    119195                             83124
                                    114462                             77202
                                    105376                             71184
                                    104803                             71652
                                    97196                              63865
                                    102479                             69486
                                    104471                             73576
                                    100473                             69253
                                    98627                              67439
                                    95270                              66427
                                    98056                              67072
4/03                                106315                             72597
                                    111451                             76422
                                    111215                             77397
                                    114510                             78761
                                    115686                             80297
                                    114678                             79445
                                    119889                             83939
                                    122142                             84677
                                    125622                             89118
                                    129874                             90754
                                    134529                             92016
                                    133576                             90627
                                    131816                             89205
                                    132623                             90429
                                    134309                             92187
                                    129464                             89136
                                    129501                             89497
                                    131042                             90466
                                    130749                             91848
                                    136088                             95564
                                    141340                             98816
                                    137983                             96408
                                    138597                             98436
                                    136837                             96693
4/05                                135813                             94859
                                    140890                             97878
                                    142486                             98017
                                    144210                             101662
                                    142239                             100734
                                    144005                             101550
                                    145360                             99857
                                    150873                             103634
                                    150302                             103670
                                    150481                             106415
                                    151418                             106704
                                    152399                             108032
                                    153782                             109483
                                    149499                             106332
                                    149694                             106476
                                    150681                             107132
                                    154764                             109681
                                    157906                             112508
                                    160149                             116174
                                    162076                             118383
                                    165366                             120044
                                    166512                             121860
                                    163919                             119476
                                    164763                             120812
                                    170553                             126164
                                    176282                             130566
                                    173746                             128397
                                    168770                             124416
                                    172350                             126281
                                    177508                             131004
                                    179147                             133088
                                    176416                             127524
                                    176393                             126639
                                    165126                             119043
                                    160541                             115176
                                    156345                             114679
                                    163883                             120264
                                    167768                             121822
                                    156458                             111552
                                    155288                             110614
                                    156302                             112214
                                    143505                             102215
                                    121265                             85048
                                    113071                             78945
                                    112446                             79785
                                    105643                             73061
                                    100169                             65281
                                    106503                             71000
4/09                                114948                             77795


                                                 GROWTH OF $10,000

LINE CHART:

                                                 Investor Shares*


                                    CST                                S&P500

7/18/05                             10000                              10000
                                    10011                              10113
                                    9871                               10020
                                    9997                               10102
10/05                               10100                              9933
                                    10484                              10309
                                    10435                              10312
                                    10432                              10585
                                    10488                              10614
                                    10543                              10746
4/06                                10630                              10891
                                    10323                              10577
                                    10330                              10591
                                    10389                              10657
                                    10666                              10910
                                    10878                              11192
10/06                               11027                              11556
                                    11154                              11776
                                    11375                              11941
                                    11445                              12122
                                    11262                              11885
                                    11316                              12018
4/07                                11712                              12550
                                    12098                              12988
                                    11924                              12772
                                    11578                              12376
                                    11819                              12562
                                    12174                              13031
10/07                               12282                              13239
                                    12094                              12685
                                    12099                              12597
                                    11324                              11842
                                    11006                              11457
                                    10714                              11407
4/08                                11229                              11963
                                    11499                              12118
                                    10722                              11096
                                    10642                              11003
                                    10706                              11162
                                    9821                               10168
10/08                               8297                               8460
                                    7754                               7853
                                    7711                               7937
                                    7242                               7268
                                    6858                               6494
                                    7290                               7063
4/09                                7865                               7739






The graphs and table reflect the change in value of a hypothetical investment in the Fund, including reinvest of dividends and distributions, compared with the listed indices.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index. Minimum initial investment for Institutional Shares is $100,000.


The Russell 1000(R) Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500(R) Index is a broad based unmanaged index representing the performance of 500 widely held common stocks. One cannot invest directly in an index.


* INCEPTION DATE 7/18/05


                                                                         -------
                                  CENTURY FUNDS                                7

CENTURY SMALL CAP SELECT FUND COMMENTARY

HOW DID THE PORTFOLIO PERFORM?

For the six-month period ended April 30, 2009, Century Small Cap Select Fund's Institutional Shares and Investor Shares underperformed the Russell 2000 Growth Index, returning -6.29% and -6.47%, respectively, versus the return of the Russell 2000 Growth Index of -3.77% for the same period.

WHAT FACTORS INFLUENCED PERFORMANCE?

Performance was noteworthy for the dramatic swings in both stock price movements and the disparity of high quality and low quality stocks. Due to the sharp drop-off in economic activity beginning in late 2008, the Portfolio's relatively defensive position benefited performance during the first half of the period. However, with the sharp rebound during the second half of the period, led by lower quality stocks, the Portfolio's defensiveness in consumer-oriented companies lagged its benchmark.

Strength in sector allocation was more than offset by weakness in stock selection. Underweighting the industrial and energy sectors were the primary contributors to relative performance, followed by a slight underweight of the health care sector. In contrast, underweighting consumer discretionary stocks partially offset performance from the other sectors. In terms of stock selection, health care stocks as a group contributed the most along with j2 Global Communications (a communication services firm) and General Cable Corp (a wire and cable manufacturer). Stocks that detracted from performance included Grey Wolf (a land driller) and Cardtronics (a provider of ATM solutions).

DESCRIBE RECENT PORTFOLIO ACTIVITY.

The Portfolio's sector weights shifted as a result of positioning the portfolio for an eventual recovery in the stock market. As we mentioned earlier, we do not expect the recovery to occur overnight, but rather for it to occur gradually over time. Most of the changes to the portfolio were incremental and reflect a modest shift toward more growth-oriented companies and away from defensive-oriented companies. In terms of sector allocations, exposure to the health care, financial services and consumer staples sectors was reduced, while exposure to information technology and materials was increased.


-------
8                                 CENTURY FUNDS

DESCRIBE PORTFOLIO POSITIONING AT PERIOD-END.

We believe the Portfolio is well-positioned to take advantage of a stock market that will be led by higher quality growth stocks. It is our belief that these are some of the companies that will gain market share and profitability, as the roots of a recovery take hold and investors begin to focus on sustainable growth characteristics. We believe investing in low capital intensive companies that have historically generated consistent profitability and growth are likely to outpace more capital intensive and cyclical companies. With that in mind, the Portfolio is modestly overweight information technology and materials stocks, while being modestly underweight consumer discretionary and industrial stocks. Regardless of the sector, we seek to invest in companies with attractive business models, solid financial strength, healthy cash flows, strong management teams and reasonable valuations.


               Ten Largest Holdings*


Websense, Inc.                                2.88%
WEB SECURITY SOFTWARE COMPANY

Platinum Underwriters
Holdings, Ltd.                                2.87%
PROVIDER OF PROPERTY, CASUALTY AND
FINITE RISK REINSURANCE

John Wiley & Sons, Inc.                       2.83%
PUBLISHER OF EDUCATIONAL MATERIALS

j2 Global Communications, Inc.                2.81%
COMMUNICATION SERVICES COMPANY

MFA Financial, Inc.                           2.69%
REAL ESTATE INVESTMENT TRUST

VCA Antech, Inc.                              2.54%
ANIMAL HEALTHCARE SERVICES COMPANY

Bruker Corp.                                  2.47%
MANUFACTURER OF SCIENTIFIC INSTRUMENTATION

Universal Health
Services, Inc. CL B                           2.29%
HOSPITAL MANAGEMENT COMPANY

Applied Industrial
Technologies, Inc.                            2.26%
DISTRIBUTOR OF INDUSTRIAL PRODUCTS

Cornell Companies, Inc.                       2.24%
CORRECTIONAL SERVICES COMPANY



          Portfolio Composition April 30, 2009*

INFORMATION TECHNOLOGY                             25.8%
HEALTH CARE                                        22.5%
INDUSTRIALS                                        13.4%
CONSUMER DISCRETIONARY                             10.4%
FINANCIAL SERVICES                                  9.3%
MATERIALS                                           6.2%
CASH (NET)                                          4.2%
ENERGY                                              4.1%
CONSUMER STAPLES                                    3.1%
UTILITIES                                           1.0%

*Based on the Fund's net assets at 4/30/09 and subject to change.


                                                                         -------
                                  CENTURY FUNDS                                9

PERFORMANCE SUMMARY

CENTURY SMALL CAP SELECT FUND - INSTITUTIONAL SHARES AND INVESTOR SHARES

THE PERFORMANCE INFORMATION SHOWN BELOW IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKET CONDITIONS SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE SUBSTANTIALLY LOWER OR HIGHER THAN THE FUND'S HISTORICAL PERFORMANCE. PLEASE CALL (800) 321-1928 FOR THE FUND'S MOST RECENT MONTH-END PERFORMANCE. AS STATED IN THE FUND'S CURRENT PROSPECTUS, THE TOTAL (GROSS) ANNUAL OPERATING EXPENSES IS 1.50% FOR THE INVESTOR SHARES AND 1.11% FOR THE INSTITUTIONAL SHARES. RETURNS WOULD HAVE BEEN LOWER DURING RELEVANT PERIODS IF CERTAIN FEES HAD NOT BEEN WAIVED OR EXPENSES REIMBURSED. TO DISCOURAGE SHORT-TERM TRADING, THE FUND MAY IMPOSE A REDEMPTION FEE OF 1.00% ON SHARES HELD LESS THAN 90 DAYS. PERFORMANCE FIGURES AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES. RETURNS MAY VARY BY SHARE CLASS.


AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/09 (%)

                                                                                                           SINCE
                                                              1 YEAR         3 YEARS       5 YEARS      INCEPTION*
                                                              ------         -------       -------      ----------
           CENTURY SMALL CAP SELECT INSTITUTIONAL SHARES      -34.68         -14.28         -4.46          7.33
           RUSSELL 2000 GROWTH INDEX                          -30.36         -12.10         -1.67         -3.02
           RUSSELL 2000 INDEX                                 -30.74         -12.72         -1.45          1.83

                                                                                                           SINCE
                                                              1 YEAR         3 YEARS       5 YEARS      INCEPTION**
                                                              ------         -------       -------      -----------
           CENTURY SMALL CAP SELECT INVESTOR SHARES           -34.96         -14.58         -4.78          6.94
           RUSSELL 2000 GROWTH INDEX                          -30.36         -12.10         -1.67         -5.82
           RUSSELL 2000 INDEX                                 -30.74         -12.72         -1.45         -0.09

Sources:  Century Capital Management, LLC and Russell


                                          GROWTH OF $100,000

LINE CHART:

                                        Institutional Shares*



                          CSCS Institutional                 Russell 2000 Growth

Dec-99                    100000                             100000
                          100100                             111454
                          101000                             110416
                          101600                             136106
                          111600                             121800
Apr-00                    111500                             109502
                          114100                             99914
                          116100                             112821
                          123900                             103152
                          132800                             114002
                          140100                             108338
                          145700                             99544
                          143200                             81470
                          155100                             86455
                          153043                             93453
                          149135                             80643
                          141009                             73311
Apr-01                    148620                             82286
                          154380                             84192
                          160860                             86488
                          160243                             79110
                          157466                             74170
                          153557                             62202
                          151089                             68186
                          157157                             73877
                          164100                             78477
                          163374                             75685
                          165965                             70787
                          174362                             76939
Apr-02                    175917                             75275
                          175710                             70873
                          167520                             64863
                          157672                             54894
                          160368                             54869
                          152386                             50906
                          159849                             53481
                          169594                             58782
                          165328                             54728
                          163087                             53242
                          161486                             51822
                          164368                             52607
Apr-03                    173760                             57585
                          187102                             64075
                          194360                             65309
                          204819                             70246
                          210370                             74020
                          213678                             72146
                          229795                             78378
                          242283                             80934
                          243513                             81295
                          255875                             85566
                          254526                             85434
                          253178                             85833
Apr-04                    244188                             81524
                          244862                             83146
                          253739                             85913
                          240255                             78201
                          236209                             76518
                          248570                             80749
                          252391                             82711
                          263496                             89702
                          273515                             92926
                          265569                             88740
                          274436                             89958
                          274091                             86583
Apr-05                    266605                             81073
                          272133                             86789
                          279043                             89595
                          292402                             95858
                          286068                             94507
                          285492                             95256
                          278121                             91736
                          286813                             96930
                          284577                             96785
                          301997                             106121
                          300361                             105555
                          308662                             110686
Apr-06                    308662                             110366
                          296385                             102599
                          292995                             102661
                          285395                             97328
                          290072                             100179
                          295099                             100857
                          300945                             107392
                          311071                             109963
                          311838                             109702
                          316723                             111743
                          313895                             111389
                          320579                             112418
Apr-07                    326749                             115365
                          341402                             120631
                          338060                             119936
                          316851                             113709
                          323278                             116569
                          328805                             119955
                          335875                             125356
                          315180                             116699
                          320710                             117432
                          292779                             106659
                          284840                             102967
                          286541                             102368
Apr-08                    297600                             107628
                          309226                             113724
                          290086                             106945
                          286116                             109432
                          296324                             112150
                          265274                             99475
                          207427                             77885
                          192965                             68460
                          194666                             72174
                          177369                             66683
                          165601                             59778
                          176944                             65144
Apr-09                    194383                             74948





                                      GROWTH OF $10,000
LINE CHART:

                                      Investor Shares**


                          CSCS Investor                      Russell 2000 Growth
Feb-00                    10000                              10000
                          10010                              10472
                          10940                              9372
Apr-00                    10920                              8425
                          11180                              7688
                          11380                              8681
                          12130                              7937
                          13000                              8772
                          13710                              8336
                          14260                              7659
                          14000                              6269
                          15170                              6652
                          14978                              7191
                          14633                              6205
                          13843                              5641
Apr-01                    14593                              6331
                          15150                              6478
                          15798                              6655
                          15727                              6087
                          15443                              5707
                          15059                              4786
                          14785                              5246
                          15383                              5684
                          16061                              6038
                          15990                              5823
                          16244                              5447
                          17055                              5920
Apr-02                    17208                              5792
                          17177                              5453
                          16366                              4991
                          15412                              4224
                          15665                              4222
                          14854                              3917
                          15574                              4115
                          16518                              4523
                          16090                              4211
                          15871                              4097
                          15714                              3987
                          15996                              4048
Apr-03                    16902                              4431
                          18174                              4930
                          18872                              5025
                          19883                              5405
                          20414                              5695
                          20727                              5551
                          22290                              6031
                          23488                              6227
                          23608                              6255
                          24792                              6584
                          24660                              6574
                          24518                              6604
Apr-04                    23652                              6273
                          23707                              6397
                          24562                              6610
                          23246                              6017
                          22841                              5887
                          24036                              6213
                          24397                              6364
                          25469                              6902
                          26424                              7150
                          25649                              6828
                          26503                              6922
                          26469                              6662
Apr-05                    25739                              6238
                          26267                              6678
                          26930                              6894
                          28211                              7376
                          27604                              7272
                          27537                              7329
                          26806                              7058
                          27643                              7458
                          27416                              7447
                          29089                              8165
                          28929                              8122
                          29715                              8516
Apr-06                    29703                              8492
                          28520                              7894
                          28178                              7899
                          27438                              7489
                          27882                              7708
                          28360                              7760
                          28907                              8263
                          29881                              8461
                          29956                              8441
                          30406                              8598
                          30131                              8571
                          30769                              8650
Apr-07                    31357                              8876
                          32746                              9282
                          32421                              9228
                          30381                              8749
                          30982                              8969
                          31508                              9230
                          32183                              9645
                          30181                              8979
                          30698                              9036
                          28027                              8207
                          27256                              7923
                          27408                              7876
Apr-08                    28468                              8281
                          29555                              8750
                          27724                              8229
                          27325                              8420
                          28289                              8629
                          25329                              7654
                          19795                              5993
                          18419                              5267
                          18570                              5553
                          16918                              5131
                          15789                              4599
                          16863                              5012
Apr-09                    18515                              5767



The graphs and table reflect the change in value of a hypothetical investment in the Fund, including reinvest of dividends and distributions, compared with the listed indices.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index. Minimum initial investment for Institutional Shares is $100,000.


The Russell 2000(R) Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000(R) companies with higher price-to-value ratios and higher forecasted growth values.


* INCEPTION DATE 12/9/99

** INCEPTION DATE 2/24/00


-------
10                                CENTURY FUNDS

                           SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs including redemption fees, and (2) ongoing costs, including management fees, distribution and service fees (in the case of Investor Shares of both Funds) and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare those costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2008 to April 30, 2009).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. An annual maintenance fee of $10.00 that is charged once a year may apply for certain IRA accounts. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

CENTURY SHARES TRUST                                                                                EXPENSES PAID
                                                       BEGINNING               ENDING              DURING PERIOD*
                                                      ACCOUNT VALUE         ACCOUNT VALUE         SIX MONTHS ENDING
                                                    NOVEMBER 1, 2008       APRIL 30, 2009          APRIL 30, 2009
                                                    ----------------       --------------          --------------
Based on Actual Fund Return
  Institutional Shares                                   $1,000.00              $947.90                 $5.75
  Investor Shares                                        $1,000.00              $946.70                 $7.00
Based on Hypothetical 5% Yearly Return before expenses
  Institutional Shares                                   $1,000.00            $1,018.89                 $5.96
  Investor Shares                                        $1,000.00            $1,017.60                 $7.25

* The Fund's annualized expense ratios are 1.19% for Institutional Shares and 1.45% for Investor Shares. The dollar amounts shown as "Expenses Paid" are equal to the annual expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

CENTURY SMALL CAP SELECT FUND                                                                       EXPENSES PAID
                                                       BEGINNING               ENDING              DURING PERIOD*
                                                      ACCOUNT VALUE         ACCOUNT VALUE         SIX MONTHS ENDING
                                                    NOVEMBER 1, 2008       APRIL 30, 2009          APRIL 30, 2009
                                                    ----------------       --------------          --------------
Based on Actual Fund Return
  Institutional Shares                                   $1,000.00              $937.10                $5.43
  Investor Shares                                        $1,000.00              $935.30                $7.29
Based on Hypothetical 5% Yearly Return before expenses
  Institutional Shares                                   $1,000.00            $1,019.19                 $5.66
  Investor Shares                                        $1,000.00            $1,017.26                 $7.60

* The Fund's annualized expense ratios are 1.13% for Institutional Shares and 1.52% for Investor Shares. The dollar amounts shown as "Expenses Paid" are equal to the annual expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.


                                                                         -------
                                  CENTURY FUNDS                               11

CENTURY SHARES TRUST
PORTFOLIO OF INVESTMENTS - AS OF APRIL 30, 2009 - (UNAUDITED)

COMMON STOCK - 95.7%
SHARES                                            VALUE
------                                            -----
CONSUMER DISCRETIONARY - 10.8%

DIVERSIFIED CONSUMER SERVICES - 2.4%
    19,300 Strayer Education, Inc.            $ 3,655,613
                                             ------------

HOTELS, RESTAURANTS & LEISURE - 1.5%
   156,150 Starbucks Corp.*                     2,257,929
                                             ------------

MEDIA - 2.3%
   141,200 The DIRECTV Group, Inc.*             3,491,876
                                             ------------

SPECIALTY RETAIL - 4.6%
    51,850 Advance Auto Parts, Inc.             2,268,438
   109,850 GameStop Corp. Class A*              3,313,076
    38,200 Ross Stores, Inc.                    1,449,308
                                             ------------
                                                7,030,822
                                             ------------
                                               16,436,240
                                             ------------

CONSUMER STAPLES - 9.6%

BEVERAGES - 1.9%
    56,350 PepsiCo, Inc.                        2,803,976
                                             ------------

FOOD AND STAPLES RETAILING - 4.7%
   123,150 CVS Caremark Corp.                   3,913,707
    64,000 Wal-Mart Stores, Inc.                3,225,600
                                             ------------
                                                7,139,307
                                             ------------

FOOD PRODUCTS - 1.9%
   165,000 ConAgra Foods, Inc.                  2,920,500
                                             ------------

PERSONAL PRODUCTS - 1.1%
    74,250 Avon Products, Inc.                  1,689,930
                                             ------------
                                               14,553,713
                                             ------------

ENERGY - 8.6%

ENERGY EQUIPMENT AND SERVICES - 2.0%
    62,200 Schlumberger Ltd.                    3,047,178
                                             ------------

OIL, GAS AND CONSUMABLE FUELS - 6.6%
    85,100 CONSOL Energy, Inc.                  2,661,928
    51,700 Devon Energy Corp.                   2,680,645
   100,650 Helmerich & Payne, Inc.              3,102,033
    45,200 XTO Energy, Inc.                     1,566,632
                                             ------------
                                               10,011,238
                                             ------------
                                               13,058,416
                                             ------------

SHARES                                            VALUE
------                                            -----
FINANCIALS - 9.8%

CAPITAL MARKETS - 2.3%
    92,850 The Charles Schwab Corp.           $ 1,715,868
    13,450 The Goldman Sachs Group, Inc.        1,728,325
                                             ------------
                                                3,444,193
                                             ------------

DIVERSIFIED FINANCIAL SERVICES - 3.5%
    95,250 J.P. Morgan Chase & Co.              3,143,250
    95,600 NYSE Euronext                        2,215,052
                                             ------------
                                                5,358,302
                                             ------------

INSURANCE - 4.0%
    35,450 Aon Corp.                            1,495,990
        35 Berkshire Hathaway, Inc. Class A*    3,290,000
    34,200 The Chubb Corp.                      1,332,090
                                             ------------
                                                6,118,080
                                             ------------
                                               14,920,575
                                             ------------

HEALTH CARE - 12.9%

BIOTECHNOLOGY - 1.9%
    62,850 Gilead Sciences, Inc.*               2,878,530
                                             ------------

HEALTH CARE EQUIPMENT AND SUPPLIES - 1.2%
    24,900 C.R. Bard, Inc.                      1,783,587
                                             ------------

HEALTH CARE PROVIDERS AND SERVICES - 6.8%
    80,650 AmerisourceBergen Corp.              2,713,066
    91,400 Express Scripts, Inc.*               5,846,858
    28,250 Laboratory Corp. of America
            Holdings*                           1,812,237
                                             ------------
                                               10,372,161
                                             ------------

LIFE SCIENCES TOOLS AND SERVICES - 1.8%
    47,050 TECHNE Corp.                         2,692,201
                                             ------------

PHARMACEUTICALS - 1.2%
    99,850 Bristol-Myers Squibb Co.             1,917,120
                                             ------------
                                               19,643,599
                                             ------------
INDUSTRIALS - 11.3%

AIR FREIGHT AND LOGISTICS - 2.8%
    79,450 CH Robinson Worldwide, Inc.          4,223,562
                                             ------------

COMMERCIAL SERVICES AND SUPPLIES - 3.0%
    95,950 Stericycle, Inc.*                    4,517,326
                                             ------------

                       See notes to financial statements.


-------
12                                CENTURY FUNDS

PORTFOLIO OF INVESTMENTS - AS OF APRIL 30, 2009 - (UNAUDITED)


SHARES                                            VALUE
------                                            -----
INDUSTRIALS (CONTINUED)

MACHINERY - 1.7%
    63,450 Deere & Co.                        $ 2,617,947
                                             ------------

ROAD AND RAIL - 1.6%
    82,900 CSX Corp.                            2,453,011
                                             ------------

TRADING COMPANIES AND DISTRIBUTORS - 2.2%
    40,450 WW Grainger, Inc.                    3,392,946
                                             ------------
                                               17,204,792
                                             ------------

INFORMATION TECHNOLOGY - 29.5%

COMMUNICATIONS EQUIPMENT - 5.9%
   228,300 Cisco Systems, Inc.*                 4,410,756
   108,550 Qualcomm, Inc.                       4,593,836
                                             ------------
                                                9,004,592
                                             ------------

COMPUTERS AND PERIPHERALS - 4.6%
    17,600 Apple, Inc.*                         2,214,608
    46,300 International Business Machines
           Corp. (IBM)                          4,778,623
                                             ------------
                                                6,993,231
                                             ------------

INTERNET SOFTWARE AND SERVICES - 2.3%
     8,900 Google, Inc. Class A*                3,524,133
                                             ------------

IT SERVICES - 8.3%
   154,950 Accenture Ltd.                       4,560,179
    21,500 MasterCard, Inc. Class A             3,944,175
   150,100 Paychex, Inc.                        4,054,201
                                             ------------
                                               12,558,555
                                             ------------

SEMICONDUCTORS AND
SEMICONDUCTOR EQUIPMENT - 2.0%
   146,200 Xilinx, Inc.                         2,988,328
                                             ------------

SOFTWARE - 6.4%
   196,890 Microsoft Corp.                      3,988,991
   296,950 Oracle Corp.                         5,743,013
                                             ------------
                                                9,732,004
                                             ------------
                                               44,800,843
                                             ------------

SHARES                                            VALUE
------                                            -----
MATERIALS - 3.2%

CHEMICALS - 3.2%
   125,300 Ecolab, Inc.                       $ 4,830,315
                                             ------------

TOTAL INVESTMENT IN COMMON STOCKS - 95.7%
    (Identified cost, $131,035,879)           145,448,493
                                             ------------

SHORT-TERM INVESTMENT - 6.4%
    (Identified cost, $9,741,140)
 9,741,140 SSgA Government Money
           Market Fund                          9,741,140
                                             ------------

TOTAL INVESTMENTS - 102.1%
    (Identified cost, $140,777,019)           155,189,633
                                             ------------

CASH AND RECEIVABLES
LESS LIABILITIES - (2.1)%
    Liabilities in Excess of Other Assets      (3,165,981)
                                             ------------

NET ASSETS - 100%                            $152,023,652
                                             ============

* Non-income producing security


                       See notes to financial statements.


                                                                         -------
                                  CENTURY FUNDS                               13

CENTURY SMALL CAP SELECT FUND

PORTFOLIO OF INVESTMENTS - AS OF APRIL 30, 2009 - (UNAUDITED)

COMMON STOCK - 95.8%

SHARES                                            VALUE
------                                            -----
CONSUMER DISCRETIONARY - 10.4%

DIVERSIFIED CONSUMER SERVICES - 2.5%
    93,150 Capella Education Co.*             $ 4,786,047
    85,250 Matthews International Corp.         2,670,030
                                             ------------
                                                7,456,077
                                             ------------

FOOD PRODUCTS - 0.7%
    34,650 Chipotle Mexican Grill, Inc.
            Class B*                            2,269,922
                                             ------------

INTERNET AND CATALOG RETAIL - 2.1%
    64,050 Priceline.com, Inc.*                 6,218,614
                                             ------------

MEDIA - 2.8%
   250,950 John Wiley & Sons, Inc.              8,507,205
                                             ------------

SPECIALTY RETAIL - 2.3%
   152,050 J Crew Group, Inc.*                  2,616,780
   161,050 Midas, Inc.*                         1,610,500
   108,300 Monro Muffler, Inc.                  2,704,251
                                             ------------
                                                6,931,531
                                             ------------
                                               31,383,349
                                             ------------

CONSUMER STAPLES - 3.1%

FOOD AND STAPLES RETAILING - 1.3%
   119,300 BJ's Wholesale Club, Inc.*           3,977,462
                                             ------------

FOOD PRODUCTS - 1.8%
    56,500 Ralcorp Holdings, Inc.*              3,229,540
    85,000 TreeHouse Foods, Inc.*               2,260,150
                                             ------------
                                                5,489,690
                                             ------------
                                                9,467,152
                                             ------------

ENERGY - 4.1%

ENERGY EQUIPMENT AND SERVICES - 2.3%
    30,950 Bristow Group, Inc.*                   704,422
    76,000 Core Laboratories NV                 6,325,480
                                             ------------
                                                7,029,902
                                             ------------

OIL, GAS AND CONSUMABLE FUELS - 1.8%
   201,960 Foundation Coal Holdings, Inc.       3,279,830
    85,400 Goodrich Petroleum Corp.*            1,958,222
                                             ------------
                                                5,238,052
                                             ------------
                                               12,267,954
                                             ------------

SHARES                                            VALUE
------                                            -----
FINANCIALS - 9.3%

CAPITAL MARKETS - 1.3%
   144,200 Eaton Vance Corp.                  $ 3,946,754
                                             ------------

COMMERCIAL BANKS - 1.1%
   150,550 Bancorp South, Inc.                  3,500,288
                                             ------------

INSURANCE - 2.9%
   300,050 Platinum Underwriters Holdings, Ltd. 8,632,438
                                             ------------

REAL ESTATE INVESTMENT TRUSTS (REITS) - 4.0%
 1,371,800 MFA Financial, Inc.                  8,079,902
   236,650 Redwood Trust, Inc.                  3,850,295
                                             ------------
                                               11,930,197
                                             ------------
                                               28,009,677
                                             ------------

HEALTH CARE - 22.5%

HEALTH CARE EQUIPMENT AND SUPPLIES - 7.3%
   152,600 ICU Medical, Inc.*                   5,737,760
   124,400 Idexx Laboratories, Inc.*            4,888,920
   446,071 IRIS International, Inc.*            4,982,613
   306,042 Kensey Nash Corp.*                   6,408,520
                                             ------------
                                               22,017,813
                                             ------------

HEALTH CARE PROVIDERS AND SERVICES - 10.5%
   323,200 Brookdale Senior Living, Inc.        3,332,192
   240,700 Catalyst Health Solutions, Inc.*     5,427,785
   117,750 HMS Holdings Corp.*                  3,530,145
   140,750 Owens & Minor, Inc.                  4,881,210
   136,650 Universal Health Services, Inc.
            Class B                             6,887,160
   305,200 VCA Antech, Inc.*                    7,636,104
                                             ------------
                                               31,694,596
                                             ------------

LIFE SCIENCES TOOLS AND SERVICES - 4.7%
 1,128,050 Bruker Corp.*                        7,422,569
   114,200 TECHNE Corp.                         6,534,524
                                             ------------
                                               13,957,093
                                             ------------
                                               67,669,502
                                             ------------
INDUSTRIALS - 13.4%

AEROSPACE AND DEFENSE - 1.0%
   103,550 HEICO Corp.                          2,972,920
                                             ------------

AIR FREIGHT AND LOGISTICS - 2.1%
   272,800 HUB Group, Inc. Class A*             6,274,400
                                             ------------

                       See notes to financial statements.

-------
14                                CENTURY FUNDS

PORTFOLIO OF INVESTMENTS - AS OF APRIL 30, 2009 - (UNAUDITED)


SHARES                                            VALUE
------                                            -----
INDUSTRIALS (CONTINUED)

COMMERCIAL SERVICES AND SUPPLIES - 3.8%
    96,350 Clean Harbors, Inc.*               $ 4,827,135
   371,409 Cornell Companies, Inc.*             6,752,216
                                             ------------
                                               11,579,351
                                             ------------

CONSTRUCTION AND ENGINEERING - 0.9%
    70,050 Granite Construction, Inc.           2,763,473
                                             ------------

ELECTRICAL EQUIPMENT - 2.2%
   238,700 General Cable Corp.*                 6,478,318
                                             ------------

MACHINERY - 1.1%
   131,200 Pall Corp.                           3,464,992
                                             ------------

TRADING COMPANIES AND DISTRIBUTORS - 2.3%
   301,950 Applied Industrial Technologies,
            Inc.                                6,793,875
                                             ------------
                                               40,327,329
                                             ------------

INFORMATION TECHNOLOGY - 25.8%

COMMUNICATIONS EQUIPMENT - 2.9%
   257,350 Polycom, Inc.*                       4,797,004
   191,050 Starent Networks Corp.*              3,769,417
                                             ------------
                                                8,566,421
                                             ------------

COMPUTERS AND PERIPHERALS - 1.0%
   183,750 Data Domain, Inc.*                   3,046,575
                                             ------------

INTERNET SOFTWARE AND SERVICES - 7.4%
   241,100 Akamai Technologies, Inc.*           5,309,022
   352,150 j2 Global Communications, Inc.*      8,448,078
   485,500 Websense, Inc.*                      8,656,465
                                             ------------
                                               22,413,565
                                             ------------

IT SERVICES - 4.2%
   126,200 Forrester Research, Inc.*            3,206,742
    69,500 MAXIMUS, Inc.                        2,802,935
   137,650 NeuStar, Inc. Class A*               2,616,727
   923,700 Online Resources Corp.*              3,962,673
                                             ------------
                                               12,589,077
                                             ------------

SEMICONDUCTORS AND
SEMICONDUCTOR EQUIPMENT - 2.7%
    79,300 Hittite Microwave Corp.*             2,946,788
   151,300 Silicon Laboratories, Inc.*          5,032,238
                                             ------------
                                                7,979,026
                                             ------------

SHARES                                            VALUE
------                                            -----
INFORMATION TECHNOLOGY (CONTINUED)
SOFTWARE - 7.6%
   238,350 Commvault Systems, Inc.*           $ 2,967,457
   404,774 EPIQ Systems, Inc.*                  6,261,854
   297,150 Informatica Corp.*                   4,724,685
   189,700 MICROS Systems, Inc.*                3,979,906
    92,050 Quality Systems, Inc.                4,935,721
                                             ------------
                                               22,869,623
                                             ------------
                                               77,464,287
                                             ------------

MATERIALS - 6.2%

CHEMICALS - 4.1%
    45,350 Balchem Corp.                        6,106,761
   456,980 RPM International, Inc.              6,315,464
                                             ------------
                                               12,422,225
                                             ------------

CONTAINERS AND PACKAGING - 1.0%
    67,200 Greif, Inc. Class A                  3,042,144
                                             ------------

METALS AND MINING - 1.1%
    64,900 Schnitzer Steel Industries, Inc.
            Class A                             3,216,444
                                             ------------
                                               18,680,813
                                             ------------

UTILITIES - 1.0%

ELECTRIC UTILITIES - 1.0%
    68,900 ITC Holdings Corp.                   2,999,217
                                             ------------

TOTAL INVESTMENT IN COMMON STOCKS - 95.8%
    (Identified cost, $295,034,301)           288,269,280
                                             ------------

SHORT-TERM INVESTMENT - 6.2%
    (Identified cost, $18,691,557)
18,691,557 SSgA Government Money Market Fund   18,691,557
                                             ------------

TOTAL INVESTMENTS - 102.0%
    (Identified cost, $313,725,858)           306,960,837
                                             ------------

CASH AND RECEIVABLES
LESS LIABILITIES - (2.0)%
    Liabilities in Excess of Other Assets      (6,079,869)
                                             ------------

NET ASSETS - 100%                            $300,880,968
                                             ============


* Non-income producing security


                       See notes to financial statements.

-------
                                  CENTURY FUNDS
15

STATEMENTS OF ASSETS AND LIABILITIES - AS OF APRIL 30, 2009 - (UNAUDITED)

                                                                                  CENTURY SHARES     CENTURY SMALL CAP
                                                                                       TRUST            SELECT FUND
                                                                                    ------------       ------------
ASSETS:

Investments, at value (Note 1A) (Identified cost of
   $140,777,019 and $313,725,858, respectively) ................................   $ 155,189,633      $ 306,960,837
Dividends and interest receivable ..............................................         145,602             64,697
Receivable for investments sold ................................................       8,111,570          7,225,797
Receivable for Fund shares sold ................................................           1,365          1,007,219
Other assets ...................................................................           7,604                 --
Prepaid expenses ...............................................................          11,873             24,567
                                                                                    ------------       ------------
   Total Assets                                                                      163,467,647        315,283,117
                                                                                    ------------       ------------

LIABILITIES:

Payable to Affiliates:
   Investment adviser fee (Note 4) .............................................          96,440            223,128
   Administration fee (Note 5) .................................................          12,183              6,000
   Distribution and service fees (Note 7) ......................................           1,901             18,120
Accrued expenses and other liabilities .........................................         102,568            127,642
Payable for investments purchased ..............................................      11,195,444         13,910,358
Payable for Fund shares repurchased ............................................          35,459            116,901
                                                                                    ------------       ------------
   Total Liabilities ...........................................................      11,443,995         14,402,149
                                                                                    ------------       ------------
NET ASSETS .....................................................................   $ 152,023,652      $ 300,880,968
                                                                                    ============       ============
At April 30, 2009, net assets consisted of:
Capital paid-in ................................................................   $ 153,165,730      $ 516,386,779
Distributions in excess of net investment income and accumulated
   net realized loss on investments ............................................       (289,363)           (48,269)
Accumulated net realized loss on investments ...................................    (15,265,329)      (208,692,521)
Unrealized appreciation/(depreciation) in value of investments .................      14,412,614        (6,765,021)
                                                                                    ------------       ------------
Net assets applicable to outstanding capital stock .............................   $ 152,023,652      $ 300,880,968
                                                                                    ============       ============

Net Assets consist of:
   Institutional Shares ........................................................   $ 151,124,652      $ 213,078,570
   Investor Shares .............................................................   $     899,000      $  87,802,398
Shares Outstanding consist of (Note 2):
   Institutional Shares ........................................................      10,285,608         15,552,874
   Investor Shares .............................................................          61,008          6,526,797
NET ASSET VALUE PER SHARE
   (Represents both the offering and redemption price*)
   Institutional Shares ........................................................   $       14.69      $       13.70
   Investor Shares .............................................................   $       14.74      $       13.45

* In general, shares of the Funds may be redeemed at net asset value. However, upon the redemption of shares held less than 90 days, a redemption fee of 1% of the current net asset value of the shares may be assessed and retained by each share class of each Fund for the benefit of their respective remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.


                       See notes to financial statements.

-------
16                                CENTURY FUNDS

STATEMENTS OF OPERATIONS - SIX MONTHS ENDED APRIL 30, 2009 - (UNAUDITED)

                                                                                  CENTURY SHARES     CENTURY SMALL CAP
                                                                                       TRUST            SELECT FUND
INVESTMENT INCOME:

Dividends (net of withholding tax of $0 and $25,956, respectively)                   $   891,930     $    1,642,572
Interest .......................................................................           8,950             16,722
Other Income ...................................................................              --             90,385
                                                                                    ------------       ------------
   Total investment income .....................................................         900,880          1,749,679
                                                                                    ------------       ------------

EXPENSES:

   Investment adviser fee (Note 4) .............................................         583,861          1,375,117
   Non-interested trustees' remuneration .......................................          42,934             83,269
   Transfer agent
     Institutional Shares ......................................................          62,424             40,462
     Investor Shares ...........................................................           5,155             97,485
   Custodian ...................................................................          28,346             37,557
   Administration (Note 5) .....................................................          72,983              3,056
   Insurance ...................................................................           6,794             10,802
   Professional fees ...........................................................          25,014             33,083
   Registration ................................................................           8,540             29,303
   Distribution and service fees (Note 7) ......................................             864             80,324
   Printing and other expenses .................................................          36,548              7,490
                                                                                    ------------       ------------
     Total expenses ............................................................         873,463          1,797,948

   Advisor waiver (Note 6) .....................................................          (4,798)                --
                                                                                    ------------       ------------
   Net expenses ................................................................         868,665          1,797,948
                                                                                    ------------       ------------

   Net investment income/(loss) ................................................          32,215           (48,269)
                                                                                    ------------       ------------

Realized and Unrealized Gain (Loss) on Investments:
   Net realized loss from investment transactions ..............................     (12,100,144)       (99,466,628)
   Increase in unrealized appreciation on investments ..........................       2,953,464         74,103,394
                                                                                    ------------       ------------
     Net realized and unrealized loss on investments ...........................      (9,146,680)       (25,363,234)
                                                                                    ------------       ------------
   Net decrease in net assets resulting from operations ........................    $ (9,114,465)     $ (25,411,503)
                                                                                    ============       ============


                       See notes to financial statements.

                                                                         -------
                                  CENTURY FUNDS                               17

STATEMENTS OF CHANGES IN NET ASSETS

                                                    CENTURY SHARES                        CENTURY SMALL CAP
                                                         TRUST                                SELECT FUND
                                             Six Months                             Six Months
INCREASE (DECREASE)                             Ended                                  Ended
   IN NET ASSETS:                          April 30, 2009        Year Ended       April 30, 2009        Year Ended
                                             (Unaudited)      October 31, 2008      (Unaudited)      October 31, 2008
                                            ------------       --------------      ------------       --------------
Operations:
   Net investment income/(loss)             $     32,215       $     (60,054)       $    (48,269)      $ (4,234,899)
   Net realized loss on investment
     transactions                            (12,100,144)         (3,040,118)        (99,466,628)      (107,528,818)
   Change in net unrealized appreciation       2,953,464         (80,963,010)         74,103,394       (147,196,812)
                                            ------------        ------------        ------------       ------------
   Net increase/(decrease) in net assets
     resulting from operations                (9,114,465)        (84,063,182)        (25,411,503)      (258,960,529)

Distributions to shareholders from:
   Net investment income
     Institutional Shares                       (321,578)         (2,847,889)                 --         (1,685,889)
     Investor Shares                                  --              (4,026)                 --                 --
   Net realized gain from investment transactions
     Institutional Shares                             --         (59,501,761)                 --        (42,722,585)
     Investor Shares                                  --            (194,447)                 --        (19,828,953)
   Tax return of capital
     Institutional Shares                             --                  --                  --         (4,213,810)
     Investor Shares                                  --                  --                  --         (1,794,048)

Capital share transactions - net (Note 2)     (7,360,399)         26,755,389         (38,752,860)      (138,623,491)
Redemption fees                                       29                 274                 482             97,806
                                            ------------        ------------        ------------       ------------
     Total increase/(decrease)               (16,796,413)       (119,855,642)        (64,163,881)      (467,731,499)

NET ASSETS:
   Beginning of period                       168,820,065         288,675,707         365,044,849        832,776,348
                                            ------------        ------------        ------------       ------------
   End of period                            $152,023,652       $ 168,820,065        $300,880,968       $365,044,849
                                            ============        ============        ============       ============

Distributions in excess of net
   investment income and accumulated
   net investment loss                      $   (289,363)      $          --        $    (48,269)      $         --


                       See notes to financial statements.


-------
18                                CENTURY FUNDS

FINANCIAL HIGHLIGHTS

                                                 SIX MONTHS
                                                    ENDED
                                                  APRIL 30,
CENTURY SHARES TRUST                                2009                      YEAR ENDED OCTOBER 31,
INSTITUTIONAL SHARES                             (UNAUDITED)   2008        2007        2006       2005        2004
                                                  --------    -------     -------     -------    -------     -------
Net Asset Value, beginning of period              $  15.51   $  29.52    $  35.69    $  35.40   $  35.62    $  35.66
                                                   -------    -------     -------     -------    -------     -------
Income/(loss) from Investment Operations:
   Net investment income (loss)(a)                    0.00+     (0.01)       0.16        0.10       0.19        0.03
   Net realized and unrealized gain/(loss)
     on investments                                  (0.79)     (7.44)       2.95        3.31       3.54        3.02
                                                   -------    -------     -------     -------    -------     -------
   Total income/(loss) from investment operations    (0.79)     (7.45)       3.11        3.41       3.73        3.05
                                                   -------    -------     -------     -------    -------     -------
Less Distributions From:
   Net investment income                             (0.03)     (0.30)      (0.43)      (0.77)     (0.32)      (0.34)
   Net realized gain on investment transactions      (0.00)     (6.26)      (8.85)      (2.35)     (3.63)      (2.75)
                                                   -------    -------     -------     -------    -------     -------
   Total distributions                               (0.03)     (6.56)      (9.28)      (3.12)     (3.95)      (3.09)
                                                   -------    -------     -------     -------    -------     -------
Redemption fees                                       0.00+      0.00+       0.00+       0.00+      0.00+       0.00+
                                                   -------    -------     -------     -------    -------     -------
Net Asset Value, end of period                    $  14.69   $  15.51    $  29.52    $  35.69   $  35.40    $  35.62
                                                   =======    =======     =======     =======    =======     =======
Total Return                                       (5.21)%** (32.31)%      11.86%      10.17%     11.18%       9.06%
Ratios and supplemental data
   Net assets, end of period (000 omitted)        $151,125   $168,199    $287,670    $305,172   $323,643    $362,392
   Ratio of expenses to average net assets           1.19%*     1.17%       1.10%       1.11%      1.12%       1.15%
   Ratio of net investment income to
     average net assets                              0.05%*   (0.02)%       0.56%       0.29%      0.55%       0.07%
Portfolio Turnover Rate                                67%**      91%         38%         48%        19%         43%


(a)  Calculated based on average shares outstanding during the period.

+    Amount represents less than $0.005 per share.

**   Not annualized

*    Annualized

                       See notes to financial statements.


                                                                         -------
                                  CENTURY FUNDS                               19

FINANCIAL HIGHLIGHTS

                                                            SIX MONTHS
                                                               ENDED                                         PERIOD
                                                             APRIL 30,                                        ENDED
CENTURY SHARES TRUST                                           2009            YEAR ENDED OCTOBER 31,      OCTOBER 31,
INVESTOR SHARES                                             (UNAUDITED)    2008        2007       2006      2005 (b)
                                                              -------     -------     -------    -------     -------
Net Asset Value, beginning of period                          $ 15.54     $ 29.46     $ 35.41    $ 35.35     $ 35.00
                                                              -------     -------     -------    -------     -------
Income from Investment Operations:
   Net investment income/(loss)(a)                              (0.01)      (0.06)       0.01      (0.19)      (0.03)
   Net realized and unrealized gain/(loss)
     on investments                                             (0.79)      (7.47)       2.96       3.27        0.29
                                                              -------     -------     -------    -------     -------
   Total income/(loss) from investment operations               (0.80)      (7.53)       2.97       3.08        0.26
Less Distributions From:
   Net investment income                                        (0.00)      (0.13)      (0.07)     (0.68)      (0.00)
   Net realized gain on investment transactions                 (0.00)      (6.26)      (8.85)     (2.35)      (0.00)
                                                              -------     -------     -------    -------     -------
   Total distributions                                          (0.00)      (6.39)      (8.92)     (3.03)      (0.00)
                                                              -------     -------     -------    -------     -------
Redemption fees                                                  0.00+       0.00+       0.00+      0.01        0.09
                                                              -------     -------     -------    -------     -------
Net Asset Value, end of period                                $ 14.74     $ 15.54     $ 29.46    $ 35.41     $ 35.35
                                                              =======     =======     =======    =======     =======
Total Return                                                  (5.33)%**  (32.45)%      11.38%      9.18%       1.00%**
Ratios and supplemental data
   Net assets, end of period (000 omitted)                    $   899     $   621     $ 1,006    $ 1,844     $ 1,139
   Ratio of expenses to average net assets                      1.45%*      1.45%       1.56%      2.00%       1.20%*
   Ratio of expenses to average net assets without giving
   effect to contractual expense agreement                      2.84%*      1.61%       1.95%      2.15%       1.35%*
   Ratio of net investment income/(loss) to
     average net assets                                       (0.19)%*    (0.31)%       0.05%    (0.58)%     (0.36)%*
Portfolio turnover rate                                           67%**       91%         38%        48%         19%**

(a)  Calculated based on average shares outstanding during the period.

(b) From the commencement date of investment operations, July 18, 2005 to October 31, 2005.

+    Amount represents less than $0.005 per share.

*    Annualized

**   Not annualized


                       See notes to financial statements.


-------
20                                CENTURY FUNDS

FINANCIAL HIGHLIGHTS

                                                 SIX MONTHS
                                                    ENDED
                                                  APRIL 30,
CENTURY SMALL CAP SELECT FUND                       2009                         YEAR ENDED OCTOBER 31,
INSTITUTIONAL SHARES                             (UNAUDITED)   2008        2007        2006       2005        2004
                                                  --------    -------     -------     -------    -------     -------
Net Asset Value, beginning of period              $  14.62   $  26.13    $  25.74    $  24.15   $  22.46    $  21.53
                                                   -------    -------     -------     -------    -------     -------
Income/(loss) from Investment Operations:
   Net investment income (loss)(a)                    0.01      (0.12)       0.00+       0.06       0.03       (0.08)
   Net realized and unrealized gain/(loss)
     on investments                                  (0.93)     (9.00)       2.75        1.90       2.22        2.14
                                                   -------    -------     -------     -------    -------     -------
   Total income/(loss) from investment operations    (0.92)     (9.12)       2.75        1.96       2.25        2.06
                                                   -------    -------     -------     -------    -------     -------
Less Distributions From:
   Net investment income                             (0.00)     (0.10)      (0.35)      (0.09)     (0.00)      (0.94)
   Net realized gain on investment transactions      (0.00)     (2.10)      (2.01)      (0.28)     (0.56)      (0.19)
   Tax return of capital                             (0.00)     (0.19)      (0.00)      (0.00)     (0.00)      (0.00)
                                                   -------    -------     -------     -------    -------     -------
   Total distributions                               (0.00)     (2.39)      (2.36)      (0.37)     (0.56)      (1.13)
                                                   -------    -------     -------     -------    -------     -------
Redemption fees                                       0.00+      0.00+       0.00+       0.00+      0.00+       0.00+
                                                   -------    -------     -------     -------    -------     -------
Net Asset Value, end of period                    $  13.70   $  14.62    $  26.13    $  25.74   $  24.15    $  22.46
                                                   =======    =======     =======     =======    =======     =======
Total Return                                       (6.29)%** (38.24)%      11.61%       8.21%     10.19%       9.83%
Ratios and supplemental data
   Net assets, end of period (000 omitted)        $213,079   $262,793    $575,027    $540,697   $585,723    $140,208
   Ratio of expenses to average net assets           1.13%*     1.11%       1.08%       1.07%      1.06%       1.13%
   Ratio of net investment income to
     average net assets                              0.08%*   (0.57)%       0.02%       0.25%      0.13%     (0.36)%
Portfolio Turnover Rate                                71%**     104%        100%        127%        96%        103%

(a)  Calculated based on average shares outstanding during the period.

+    Amount represents less than $0.005 per share.

**   Not annualized

*    Annualized


                       See notes to financial statements.


                                                                         -------
                                  CENTURY FUNDS                               21

FINANCIAL HIGHLIGHTS

                                                 SIX MONTHS
                                                    ENDED
                                                  APRIL 30,
CENTURY SMALL CAP SELECT FUND                        2009                    YEAR ENDED OCTOBER 31,
INVESTOR SHARES                                  (UNAUDITED)   2008        2007        2006       2005        2004
                                                  --------    -------     -------     -------    -------     -------
Net Asset Value, beginning of period              $  14.37   $  25.72    $  25.40    $  23.86   $  22.26    $  21.39
                                                   -------    -------     -------     -------    -------     -------
Income from Investment Operations:
   Net investment loss(a)                            (0.02)     (0.20)      (0.06)      (0.02)     (0.04)      (0.15)
   Net realized and unrealized gain/(loss)
     on investments                                  (0.90)     (8.86)       2.71        1.86       2.20        2.12
                                                   -------    -------     -------     -------    -------     -------
   Total income/(loss) from investment operations    (0.92)     (9.06)       2.65        1.84       2.16        1.97
                                                   -------    -------     -------     -------    -------     -------
Less Distributions From:
   Net investment income                             (0.00)     (0.00)      (0.32)      (0.03)     (0.00)      (0.91)
   Net realized gain on investment transactions      (0.00)     (2.10)      (2.01)      (0.28)     (0.56)      (0.19)
   Tax return of capital                             (0.00)     (0.19)      (0.00)      (0.00)     (0.00)      (0.00)
                                                   -------    -------     -------     -------    -------     -------
   Total distributions                               (0.00)     (2.29)      (2.33)      (0.31)     (0.56)      (1.10)
                                                   -------    -------     -------     -------    -------     -------
Redemption fees                                       0.00+      0.00+       0.00+       0.01       0.00+       0.00+
                                                   -------    -------     -------     -------    -------     -------
Net Asset Value, end of period                    $  13.45   $  14.37    $  25.72    $  25.40   $  23.86    $  22.26
                                                   =======    =======     =======     =======    =======     =======
Total Return                                       (6.47)%** (38.49)%      11.34%       7.83%      9.87%       9.45%
Ratios and supplemental data
   Net assets, end of period (000 omitted)        $ 87,802   $102,252    $257,750    $353,581   $407,048    $150,418
   Ratio of expenses to average net assets           1.52%*     1.50%       1.36%       1.45%      1.35%       1.50%
   Ratio of net investment loss to average
     net assets                                    (0.31)%*   (0.96)%     (0.24)%     (0.09)%    (0.17)%     (0.69)%
Portfolio turnover rate                                71%**     104%        100%        127%        96%        103%


(a)  Calculated based on average shares outstanding during the period.

+    Amount represents less than $0.005 per share.

**   Not annualized

*    Annualized


                       See notes to financial statements.


-------
22                                CENTURY FUNDS

NOTES TO FINANCIAL STATEMENTS - (UNAUDITED)

(1) SIGNIFICANT ACCOUNTING POLICIES -- Century Capital Management Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. Century Shares Trust and Century Small Cap Select Fund (each a "Fund" and, collectively, the "Funds") are diversified series of the Trust. The following is a summary of significant accounting policies consistently followed by both Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security Valuations -- Equity securities are valued at the last reported sale price or official closing price on the primary exchange or market on which they are traded, as reported by an independent pricing service. If no sale price or official closing price is reported, market value is generally determined based on quotes or closing prices obtained from a quotation reporting system, established market maker, or reputable pricing service. For unlisted securities and for exchange-listed securities for which there are no reported sales or official closing prices, market value is generally determined using closing bid prices. Short-term obligations, maturing in 60 days or less, are valued at amortized cost, which approximates fair value. In the absence of readily available market quotes, securities and other assets will be valued at fair value, as determined in good faith by the Board of Trustees, its Valuation Committee, or Century Capital Management or a delegate pursuant to instructions from the Board of Trustees or its Valuation Committee.

Effective November 1, 2008, the Funds adopted Statement of Financial Accounting Standards No. 157 ("FAS 157"). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value each Fund's investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

      o  Level 1 - quoted prices in active markets for identical investments

      o Level 2 - significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

      o Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used in valuing the Funds assets carried at fair value:

                                                                             SIGNIFICANT OTHER       SIGNIFICANT
                                                           QUOTED PRICES     OBSERVABLE INPUTS      UNOBSERVABLE
FUND                                                         (LEVEL 1)           (LEVEL 2)        INPUTS (LEVEL 3)
------------------------------------------------------------------------------------------------------------------

Century Shares Trust                                       $145,448,493         $ 9,741,140                  $--
Century Small Cap Select Fund                              $288,269,280         $18,691,557                  $--

B. Security Transactions -- Security transactions are recorded on a trade date basis. Gain or loss on sales is determined by the use of a specific identification method, for both financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. The Funds may invest in equity securities issued or guaranteed by companies organized and based in countries outside of the United States. These securities may be traded on foreign securities exchanges or in foreign over-the-counter markets. Foreign dividend income is recorded on ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and capital gain on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded daily on an accrual basis.

C. Use of Estimates -- The preparation of these financial statements in accordance with accounting principles generally accepted in the United States of America incorporates estimates made by management in determining the reported amounts of assets, liabilities, income and expenses of the Funds. Actual results could differ from those estimates.

D. Risks and Uncertainty -- Century Small Cap Select Fund concentrates its investments in the financial services and health care group of industries, which will subject the Fund to the risks associated with those industries and may result in greater fluctuation in


                                                                         -------
                                  CENTURY FUNDS                               23
share value than is experienced in more diversified portfolios. In addition, the Fund invests in smaller companies, which generally involves greater risk than investing in larger, more established companies.

Investments in securities issued by non U.S. companies have certain risks not present in domestic issuers. At any given time, a significant portion of the assets of either Fund may be invested in securities of companies within the same market sector of the economy. Companies within the same sector often face similar issues and, consequently, may react similarly to changes in market conditions. If either Fund has a significant weighting in one or more sectors, it may be subject to more risk and price volatility than other funds.

E. Multiple Classes of Shares -- Each Fund offers two classes of shares, which differ in their respective distribution and service fees. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Certain expense reductions may differ by class. Because transfer agent fees include a per account fee, each class differs with respect to transfer agent fees incurred.

F. Redemption Fees -- In general, shares of each Fund may be redeemed at net asset value. However, upon the redemption of shares held less than 90 days, a fee of 1% of the current net asset value of the shares may be assessed and retained by the Fund for the benefit of the Fund's remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

G. Income Tax Information and Distributions to Shareholders -- Each year, each Fund intends to qualify as a regulated investment company by distributing all of its taxable income and sufficient net investment income and net realized gains, if any, under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book and tax differences. Accounting principles generally accepted in the United States of America require that any distributions in excess of tax basis earnings and profits be reported in the financial statements as a tax return of capital.

The identified cost of investments in securities owned by each Fund for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and depreciation at April 30, 2009 were as follows:

CENTURY SHARES TRUST
--------------------

Gross unrealized appreciation ...............................    $   18,949,001
Gross unrealized depreciation ...............................        (4,536,387)
                                                                 --------------
Unrealized net appreciation .................................    $   14,412,614

Identified cost .............................................    $  140,777,019

As of October 31, 2008, the Fund had a capital loss carryforward of $2,618,550 which will expire on October 31, 2016. This carryforward may be used to offset future capital gains to the extent provided by regulations.

CENTURY SMALL CAP SELECT FUND
-----------------------------

Gross unrealized appreciation ...............................    $   26,134,432
Gross unrealized depreciation ...............................       (32,899,453)
                                                                 ---------------
Unrealized net depreciation .................................    $   (6,765,021)

Identified cost .............................................    $  313,725,858

As of October 31, 2008, the Fund had a capital loss carryforward of $106,537,085 which will expire on October 31, 2016. This carryforward may be used to offset future capital gains to the extent provided by regulations.

In June 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 (FIN 48) "Accounting for Uncertainty in Income Taxes". FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented


-------
24                                CENTURY FUNDS
and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. The Funds adopted the provisions of FIN 48 on November 1, 2007 and the adoption did not have a material effect on the net asset value, financial condition or results of operations of the Funds. As of April 30, 2009, the Funds had no uncertain tax positions that would require financial statement recognition or disclosure. The Funds' federal tax returns filed for the fiscal years ended October 31, 2005, October 31, 2006 and October 31, 2007 remain subject to examination by the Internal Revenue Service.

H. Recently Issued Accounting Pronouncements -- In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for, and (c) how derivative instruments and related hedged items affect the Fund's financial position, financial performance, and cash flows. Management is currently evaluating the impact the adoption of this pronouncement will have on the Fund's financial statements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008.

In April 2009, the Financial Accounting Standards Board ("FASB") issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FASB Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Funds' financial statement disclosures.

(2) TRANSACTIONS IN SHARES

CENTURY SHARES TRUST -- The number of authorized shares is unlimited. Transactions in each class of shares were as follows:

                                                                               SIX MONTHS ENDED APRIL 30, 2009
                                                                               -------------------------------
                                                                       INSTITUTIONAL SHARES        INVESTOR SHARES
                                                                        SHARES      AMOUNT       SHARES      AMOUNT
                                                                      ----------  -----------  ----------  -----------
Sold .............................................................        89,853  $ 1,242,060      31,901  $   451,473
Issued to shareholders in reinvestment of
distributions from:
   Net investment income .........................................        18,364      266,814          --           --
                                                                      ----------  -----------  ----------  -----------
                                                                         108,217    1,508,874      31,901      451,473
Repurchased ......................................................      (664,548)  (9,167,635)    (10,864)    (153,111)
                                                                      ----------  -----------  ----------  -----------
Net increase (decrease) ..........................................      (556,331) $(7,658,761)     21,037  $   298,362
                                                                      ==========  ===========  ==========  ===========


                                                                         -------
                                  CENTURY FUNDS                               25

                                                                                  YEAR ENDED OCTOBER 31, 2008
                                                                                  ---------------------------
                                                                       INSTITUTIONAL SHARES        INVESTOR SHARES
                                                                        SHARES      AMOUNT       SHARES      AMOUNT
                                                                      ----------  -----------  ----------  -----------
Sold .............................................................       144,548 $  3,036,728       5,244  $   111,641
Issued to shareholders in reinvestment of
distributions from:
   Net investment income .........................................       101,392    2,339,118         174        4,026
   Realized gain on investment transactions ......................     2,266,057   52,201,673       8,406      194,447
                                                                      ----------  -----------  ----------  -----------
                                                                       2,511,997   57,577,519      13,824      310,114
                                                                      ----------  -----------  ----------  -----------
Repurchased ......................................................    (1,414,105) (30,939,018)     (7,995)    (193,226)
                                                                      ----------  -----------  ----------  -----------
Net increase .....................................................     1,097,892 $ 26,638,501       5,829  $   116,888
                                                                      ========== ============  ==========  ===========

CENTURY SMALL CAP SELECT FUND -- The number of authorized shares is unlimited.
Transactions in each class of shares were as follows:

                                                                                 SIX MONTHS ENDED APRIL 30, 2009
                                                                                 -------------------------------
                                                                       INSTITUTIONAL SHARES        INVESTOR SHARES
                                                                        SHARES     AMOUNT       SHARES      AMOUNT
                                                                      ----------  -----------  ----------  -----------
Sold .............................................................     3,737,897 $ 47,906,859     599,524  $ 7,596,088
Repurchased ......................................................    (6,165,019) (79,453,108) (1,187,706) (14,802,699)
                                                                      ----------  -----------  ----------  -----------
Net decrease .....................................................    (2,427,12) $(31,546,249)   (588,182) $(7,206,611)
                                                                      ==========  ===========  ==========  ===========

                                                                                   YEAR ENDED OCTOBER 31, 2008
                                                                                   ---------------------------
                                                                       INSTITUTIONAL SHARES         INVESTOR SHARES
                                                                        SHARES       AMOUNT        SHARES      AMOUNT
                                                                      ----------   -----------   ----------  -----------
Sold .............................................................     6,774,044  $137,704,859      841,081 $ 17,253,196
Issued to shareholders in reinvestment of
distributions from:
   Net investment income .........................................        65,362     1,517,041           --           --
   Realized gain on investment transactions ......................     1,763,330    40,926,887      788,150   18,040,767
   Tax return of capital .........................................       163,368     3,791,782       71,135    1,628,272
                                                                      ----------   -----------   ----------  -----------
                                                                       8,766,104   183,940,569    1,700,366   36,922,235
Repurchased ......................................................   (12,789,410) (265,619,882)  (4,607,449) (93,866,413)
                                                                      ----------   -----------   ----------  -----------
Net decrease .....................................................    (4,023,306) $(81,679,313)  (2,907,083)$(56,944,178)
                                                                      ==========   ===========   ==========  ===========

(3) INVESTMENT SECURITIES TRANSACTIONS

CENTURY SHARES TRUST, purchases and sales of investment securities (excluding short-term securities and U.S. Government obligations) aggregated $96,037,295 and $103,068,320, respectively, during the six months ended April 30, 2009.

CENTURY SMALL CAP SELECT FUND, purchases and sales of investment securities (excluding short-term securities and U.S. Government obligations) aggregated $205,103,249 and $236,913,243, respectively, during the six months ended April 30, 2009.

(4) INVESTMENT ADVISER FEE

CENTURY SHARES TRUST: The Trust has entered into an Investment Advisory Agreement (the "Agreement") with CCM pursuant to which CCM provides an investment program for Century Shares Trust. Under the Agreement, the Fund pays a management fee based on the Fund's average daily net assets computed at the following annual rates: 0.80% of the first $500 million and 0.70% of the amounts exceeding $500 million. Century Shares Trust has guaranteed retirement benefits to be paid to one former Trustee. CCM has assumed


-------
26                                CENTURY FUNDS
the obligation to make all such payments on behalf of the Fund during the term of the Agreement and therefore the payments are not reflected in the Fund's financial statements. Retirement benefits are payable through June 2009.

CENTURY SMALL CAP SELECT FUND: The Trust has entered into an Investment Advisory and Management Services Agreement (the "Agreement") with CCM pursuant to which CCM provides investment advisory, management and administrative services to Century Small Cap Select Fund. Under the Agreement, the Fund pays a monthly management fee at the annual rate of 0.95% of the Fund's average daily net assets.

(5) ADMINISTRATION FEES -- The Trust has entered into an Administration Agreement with CCM pursuant to which CCM provides certain administrative services to Century Shares Trust. a monthly fee equal on an annualized basis to 0.10% of the Fund's average daily net assets.

Per the Investment Advisory and Management Services Agreement between the Trust and CCM, Century Small Cap Select Fund reimburses CCM for expenses associated with having the adviser's personnel perform shareholder service functions and certain financial, accounting, administrative and clerical services.

CCM has entered into a Sub-Administration Agreement with State Street Bank and Trust Company ("State Street") pursuant to which State Street provides certain administrative services to each Fund on behalf of CCM. CCM pays State Street a sub-administration fee for sub-administration services provided to each Fund.

(6) ADVISER WAIVER AND REIMBURSEMENTS -- CCM contractually agreed to waive a portion of its management fee and reimburse or pay operating expenses of Century Shares Trust Investor Shares to the extent necessary to maintain the total operating expenses of the Investor Shares at 1.45% through February 28, 2010.

During the year ended October 31, 2008, CCM reimbursed Century Shares Trust Investor Shares and Institutional Shares $845 and $46,509, respectively, for losses due to an error in the calculation of the net asset value for each share class. These amounts are included in capital share transactions.

During the year ended October 31, 2008, CCM reimbursed Century Small Cap Select Fund Investor Shares and Institutional Shares $17,750 and $19,921, respectively, for losses due to an error in the calculation of the net asset value for each share class. These amounts are included in capital share transactions.

(7) DISTRIBUTION AND SERVICE FEES -- The Trust has adopted Distribution and Service Plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act on behalf of Century Shares Trust and Century Small Cap Select Fund. The Plans authorize each Fund to pay up to 0.25% of the average daily net assets of the Funds' Investor Shares class for distribution and shareholder services. The Plans may be terminated at any time by the vote of a majority of the independent Trustees or by the vote of the holders of a majority of the outstanding shares of the Investor Shares.

The Trust has entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and have agreed to compensate the intermediaries for providing such services. Certain services would be provided by the Funds if the shares of each customer were registered directly with the Funds' transfer agent. Each Fund pays a portion of the intermediary fees attributable to shares of the Fund not exceeding the estimated expense the Fund would have paid its transfer agent had each customer's shares been registered directly with the transfer agent instead of held through the intermediary accounts.

CCM may, out of its own resources and without additional cost to the Funds or their shareholders, provide compensation to certain financial intermediaries, such as broker-dealers and financial advisors, in connection with the sale of shares of the Funds or the provision of services to Fund shareholders. For example, such compensation may be paid to an intermediary for providing access to a third party platform, such as a mutual fund supermarket, or for providing services to shareholders who invest via such a platform. This compensation is in addition to any distribution and service fees paid by the Funds pursuant to a Rule 12b-1 Plan and in addition to subtransfer agency fees paid by the Funds.


                                                                         -------
                                  CENTURY FUNDS                               27

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

      Century Capital Management, LLC (CCM) serves as the investment adviser and administrator to Century Shares Trust (CST) pursuant to an investment advisory agreement and an amended and restated administration agreement, each between Century Capital Management Trust, on behalf of CST, and CCM. CCM also serves as the investment adviser and provides administrative services to Century Small Cap Select Fund (CSCS) pursuant to an investment advisory and management services agreement between Century Capital Management Trust, on behalf of CSCS, and CCM. The Trustees of Century Capital Management Trust determine annually whether to continue the investment advisory and administration agreements for each of CST and CSCS.

      At a meeting held on December 15, 2008, based on their evaluation of the information provided by CCM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for each of CST and CSCS for another year.

      In advance of the meeting, the Board, including all of the independent Trustees, received, among other things: (i) a Lipper Inc. report comparing each Fund's fees and expenses to those of a peer group and peer universe for that Fund, each selected by Lipper; (ii) information regarding each Fund's total returns for each of the last three calendar years and for the period from January 1, 2008 to November 30, 2008, the average annual total returns for the 1, 3, 5, 10 and 15 years ended October 31, 2008 and November 30, 2008 for CST and for the 1, 3 and 5 years ended October 31, 2008 and November 30, 2008 and since inception for CSCS, as well as comparative total return information for various securities indices, the applicable Lipper peer group and a CCM selected peer group, and information concerning each Fund's Morningstar ranking; (iii) reports from CCM that described (a) the services provided to each Fund and information about the personnel providing those services, (b) the fees paid under the investment advisory and administration agreements, (c) compliance and oversight, (d) "fall-out" benefits to CCM, (e) brokerage and soft dollar arrangements, and (f) the fees paid by and services provided to comparable accounts; (iv) a profitability report prepared CCM and (v) CCM's Form ADV. In addition, at each regularly scheduled Board meeting, the Trustees receive and review, among other things, information concerning each Fund's performance and the services provided to each Fund by CCM. The independent Trustees also received a memorandum from their counsel outlining the legal standards and certain other considerations relevant to the Trustees' deliberations.

      After receiving the requested information, the independent Trustees met in executive session to consider the investment advisory and administrative arrangements. The Trustees then unanimously determined to approve the continuance of the investment advisory and administration agreements with respect to each Fund. This approval was based on the following conclusions:

      (i) that CCM has the capabilities, resources and personnel necessary to provide the investment advisory and administrative services currently required by each Fund; and

      (ii) that the investment advisory and administrative fees paid by each Fund represent reasonable compensation to CCM in light of the services provided, the costs to CCM of providing those services, the fees paid by similar funds, and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment.

      In determining to approve the continuation of the investment advisory and administration agreements, the Trustees considered a number of factors as outlined below. The Trustees did not identify any single factor as controlling. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. They also took into account the common interests of both of the Funds in their review. Throughout their deliberations, the independent Trustees were represented by counsel.

      NATURE, QUALITY AND EXTENT OF SERVICES PROVIDED

      In considering the nature, extent and quality of the services provided by CCM under the investment advisory and administration agreements, the Board considered the terms of those agreements and reviewed information provided by CCM relating to its operations and personnel. The Trustees also considered their knowledge of the nature and quality of the services provided by CCM to the Funds gained from their experience as trustees of the Funds and noted the expectations of the shareholders who had invested in the Funds. The Board considered that CCM was responsible for the management and administration of each Fund's operations. They also


-------
28                                CENTURY FUNDS
considered that CCM provides day-to-day management of each Fund's portfolio of investments, including making purchases and sales of portfolio securities consistent with each Fund's investment objectives and policies.

      The Board considered CCM's resources and personnel, focusing in particular on investment and compliance resources and personnel. The Board reviewed each portfolio manager's experience and qualifications, as well as CCM's investment approach and research process. The Board also reviewed CCM's trading procedures and brokerage practices, including information regarding soft dollar arrangements.

      The Board also considered that, as administrator, CCM is responsible for the administration of each Fund's business and other affairs. It was noted that CCM supervises and monitors the performance of each Fund's service providers and provides each Fund with personnel (including officers) as are necessary for the Fund's operations. It was noted that CCM pays all of the compensation of Mr. Thorndike and Mr. Fulkerson, the interested Trustees, and the Funds' officers. The Board also noted that CCM assisted the Funds in meeting legal and regulatory requirements and considered, among other things, CCM's compliance program. The Board considered the fees paid to CCM for the provisions of such services.

      Taking all of the foregoing into account, the Trustees concluded that they were satisfied with the nature, extent and quality of services provided to the Funds under the investment advisory and administration agreements.

      COSTS OF SERVICES PROVIDED AND PROFITABILITY

      The Trustees reviewed information concerning the costs of services provided to the Funds by CCM, and the profitability to CCM of its investment advisory and administrative relationship with each Fund for the periods ended December 31, 2007 and December 31, 2008, along with a description of the methodology used by CCM in preparing the profitability information. It was noted, among other things, that profitability was shown on a Fund-by-Fund basis.

      The Trustees recognized that CCM should be entitled to earn a reasonable level of profit for the services provided to each Fund, and that it is difficult to make comparisons of profitability from fund advisory and administration contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser's capital structure and cost of capital. The Trustees concluded that, taking all of the foregoing into account, they were satisfied that CCM's level of profitability from its relationship with each Fund was not excessive.

      FALL-OUT BENEFITS

      The Trustees considered the extent to which CCM benefited from soft dollar arrangements whereby it receives brokerage and research services from brokers that execute a Fund's purchases and sales of investment securities. It was noted that CCM had represented that it fulfills its fiduciary obligation of seeking best execution when engaging in portfolio transactions for the Funds. The Trustees concluded that the direct and indirect benefits to CCM from its relationship with the Funds were reasonable.

      ECONOMIES OF SCALE

      The Trustees considered the extent to which CCM may realize economies of scale or other efficiencies in managing and supporting the Funds. It was noted that as assets increase certain fixed costs may be spread across a larger asset base, and it was noted that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the Funds, and not only in respect of a single Fund. The Trustees noted that the advisory fee schedule for CST included breakpoints that would allow the shareholders of CST to share in the economies of scale experienced by CCM in managing that Fund as assets under management increased. The Trustees noted that the advisory fee schedule for CSCS did not include breakpoints that would reduce the fee rate on assets above specified levels. The Board determined that the current fee structure for CSCS was acceptable given the fee level, the fees waived by CCM in prior years in respect of CSCS, and the current size of the Fund.

      INVESTMENT RESULTS

      CST. The Trustees reviewed comparative information that showed that CST's average annual total return for both the Institutional class of shares and the Investor class of shares for the 1, 5 and 10 year periods ended October 31, 2008 was better than or in line with the average annual total return of the Standard & Poor's 500 Index and the Russell 1000 Growth (as applicable). They


                                                                         -------
                                  CENTURY FUNDS                               29
noted that CST's average annual total return for the 1 and 5 year periods ended October 31, 2008 was better than the average annual total return of CST's Lipper peer group for the same periods. The Trustees also noted that CST's average annual return for both the Institutional class of shares and the Investor class of shares for the 3 year period ended October 31, 2008 lagged the average annual total return of the Standard & Poor's 500 Index and CST's Lipper peer group for the same period, but that CST's average annual return of the Institutional class of shares for the 3 year period ended October 31, 2008 was in line with the average annual total return of the Russell 1000 Growth for same period. The Trustees considered that the average annual return for the Institutional class of shares improved when compared to the average annual return of CST's Lipper peer group for the 3 year period ended November 30, 2008. The Trustees noted that Morningstar had awarded CST a four star rating for the 3, 5 and 10 year periods ended November 30, 2008. The Trustees considered the impact of the recent changes to CST's investment strategies on CST's performance. They also considered how unfavorable market conditions had impacted CST's performance. The Trustees concluded that the investment performance of CST was satisfactory.

      CSCS. The Trustees reviewed comparative information that showed that CSCS's average annual total return for both the Institutional class of shares and the Investor class of shares for the 1, 3 and 5 year periods ended October 31, 2008 lagged the average annual return of the Russell 2000 and the Russell 2000 Growth indices for the same periods, as well as the average annual return of CSCS's Lipper peer universe for the 3 and 5 year periods ended October 31, 2008. The Trustees noted that CSCS's average annual total return improved relative to the average annual total return of the Russell 2000 Growth index and CSCS's Lipper peer universe for the 1 year period ended November 30, 2008. The Trustees also noted that, as of November 28, 2008, CSCS's average annual total return was ranked by Morningstar in the first quartile for the 1 year period and the second quartile for the 3 and 5 year periods. The Trustees considered CCM's explanation of CSCS's relative underperformance and the actions taken and planned to be taken by CCM in an effort to improve CSCS's performance. They also considered how unfavorable market conditions had impacted CSCS's performance. The Trustees agreed that they would continue to monitor the performance of the CSCS especially closely.

      FEES AND OTHER EXPENSES

      The Trustees considered the advisory fees paid by each Fund to CCM. The Trustees also considered the administrative fee rate paid by CST to CCM. The Trustees considered (i) the level of each Fund's advisory fee versus its peer group and peer universe as shown in the Lipper materials and (ii) each Fund's total expense ratio as compared to its peer group and peer universe as shown in the Lipper materials.

      The Trustees also considered the fees that CCM charges institutional investors and other clients with investment objectives similar to the Funds. The Trustees reviewed materials from CCM describing the differences in services provided to these other clients, which noted that typically more services were provided to the Funds than these other clients and that, because of the constant issuance and redemption of Fund shares, the Funds were more difficult to manage than other clients. With respect to CCM's subadvisory relationship with another mutual fund, the Trustees considered CCM's investment mandate for that fund and that CCM provided fewer services to that fund than it provided to the Funds. The materials showed that the fee rates charged by CCM to each Fund were generally similar to (but not necessarily as low as, in all cases) the fees paid by CCM's other clients.

      The information obtained from Lipper for the meeting compared the advisory fee, transfer agency/custodian fees, distribution fees, other nonmanagement expenses and total expenses for the Institutional class of shares of each Fund and the CSCS Investor class of shares to those of a group of competitor funds of roughly equivalent size, as well as a universe of competitor funds. The Trustees did not independently verify any of the information provided by Lipper.

      CST. The Trustees reviewed information that showed that CST's advisory fee (which includes administration) was higher than the Lipper peer group and peer universe averages and that CST's total expense ratio for CST's Institutional class of shares was higher than the Lipper peer group average but in line with the Lipper peer universe average. The Trustees considered that certain of the funds in the peer group had lower advisory fees than CST as a result of fee waivers that could be terminated. The Trustees also considered the services provided by CCM as compared to the services provided by other advisers and the ability of the other advisers to realize economies of scale across a larger fund complex. The Trustees concluded that the advisory fees and total expense ratios of CST were acceptable in light of the performance and the other factors considered.


-------
30                                CENTURY FUNDS

      CSCS. The Trustees reviewed information that showed that CSCS's advisory fee was higher than the Lipper peer group average and the Lipper peer universe average. The Trustees also reviewed information that showed that the total expense ratio for CSCS's Institutional class of shares was higher than the average total expense ratio of the Lipper peer group but lower than the average total expense ratio of the Lipper peer universe, and that the total expense ratio for CSCS's Investor class of shares was higher than the average total expense ratio of the Lipper peer group but in line with the average total expense ratio of the Lipper peer universe. The Trustees also considered information provided to them regarding the costs to CCM of providing investment advisory services to CSCS, noting in particular the competitive market for analysts and portfolio managers and that the research needed to implement CSCS's investment strategy was relatively costly. The Trustees also considered the services provided by CCM compared to the other advisers and ability of the other advisers to realize economies of scale across a larger fund complex. The Trustees concluded that the advisory fees, administrative fees and total expense ratios of CSCS were acceptable in light of the performance of the Fund and the other factors considered.

CENTURY FUNDS PRIVACY POLICY

When you become a Century Funds shareholder, you entrust us with not only your investments but your personal and financial data as well. Century has always been committed to maintaining the confidentiality, security and integrity of personal information entrusted to us. We hold ourselves to the highest standards regarding our privacy practices, and we want you to know how we protect your information and how we use it to service your account.

THIS MEANS, MOST IMPORTANTLY, THAT WE DO NOT SELL CLIENT INFORMATION--WHETHER IT IS YOUR PERSONAL INFORMATION OR THE FACT THAT YOU ARE A CENTURY FUNDS SHAREHOLDER--TO ANYONE.

Instead, we use your information primarily to complete transactions that you request or we share your information within the Century Funds family in order to help us make you better aware of other financial products and services that we offer for your investing needs.

In servicing your account, we may also share your information with unaffiliated third parties that perform administrative, marketing or research services for us, or with whom we are developing or offering investment products. When we enter into such a relationship, our contracts restrict these third parties from sharing or using your information for any purpose other than those for which they were hired.

THE INFORMATION WE COLLECT ABOUT YOU

You typically provide personal information when you complete a Century Funds account application or when you request a transaction that involves one of the Century Funds. This information may include your:

     o    Name and address.

     o    Social Security or taxpayer identification number.

     o    Account balance.

     o    Accounts at other institutions.

WE MAINTAIN PHYSICAL, ELECTRONIC, AND PROCEDURAL SAFEGUARDS TO PROTECT YOUR PERSONAL INFORMATION.

     o We do not disclose any nonpublic personal information about our customers or former customers to unaffiliated third parties without the customer's authorization, except as necessary to process a transaction, service an account, respond to inquiries from governmental agencies, or as otherwise permitted by law.

     o We restrict access to your personal and account information to those employees and service agents who need to know that information to provide products and services to you.

WHAT YOU CAN DO

For your protection, we recommend that you do not provide your account information to anyone. If you become aware of any suspicious activity relating to your account, please contact us immediately at the number listed below.

UPDATING YOUR PERSONAL INFORMATION.

The accuracy of your personal information is important. If you need to correct or update your personal or account information, please call us at 800-303-1928. One of our customer service representatives will be happy to review, correct or update your personal or account information.



--------------------------------------------------------------------------------
This Privacy Policy applies to the following Century Funds: Century Shares Trust and Century Small Cap Select Fund.

-------
34                                CENTURY FUNDS

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES. Each Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of the Fund's fiscal year on Form N-Q. The Forms N-Q are available on the SEC's website at http://www.sec.gov, and they may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

AVAILABILITY OF PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD. A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and each Fund's proxy voting record for the 12-month period ended June 30 are available, without charge, upon request, by calling 1-800-321-1928. You may also obtain a copy of the Funds' proxy voting policies and procedures and proxy voting record on the SEC's website at http://www.sec.gov.


BOARD OF TRUSTEES
Alexander L. Thorndike, Chairman          Stephen W. Kidder, Trustee
 and Chief Investment Officer             Jerrold Mitchell, Trustee
Davis R. Fulkerson, Trustee               Jerry S. Rosenbloom, Trustee
William Gray, Trustee                     David D. Tripple, Trustee
Laura A. Johnson, Trustee                 Ellen M. Zane, Trustee


INVESTMENT ADVISER                        SHAREHOLDER INFORMATION
Century Capital Management, LLC           1-800-303-1928
100 Federal Street
Boston, Massachusetts 02110

REGULAR MAILING ADDRESS                   OVERNIGHT MAILING ADDRESS
Century Funds                             Century Funds
PO Box 588                                c/o Atlantic Shareholder Services, LLC
Portland, ME 04112                        3 Canal Plaza, Ground Floor
                                          Portland, ME 04101


                                                                         -------
                                 CENTURY FUNDS                                35

CENTURY CAPITAL(R)

100 FEDERAL STREET

BOSTON, MASSACHUSETTS 02110

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

     There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust's Board of Trustees since the Trust last provided disclosure as to such procedures in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

Item 11. Controls and Procedures.

     (a) The registrant's principal executive officer and principal financial officer, after evaluating the effectiveness of the registrant's "disclosure controls and procedures" (as defined in the Investment Company Act of 1940 Rule 30-a-2(c) under the Act (17 CFR 270.30a-2(c))) as of a date (the "Evaluation Date") within 90 days of the filing date of this report, have concluded that, as of the Evaluation Date, the registrant's disclosure controls and procedures were adequately designed to ensure that the information required to be disclosed by the registrant in this Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)   Not applicable.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as
         Exhibit 99.302CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as
         Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Century Capital Management Trust


By:    /s/ Alexander L. Thorndike
       -----------------------------------
       Alexander L. Thorndike, Chairman

Date:  July 8, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Alexander L. Thorndike
       -----------------------------------
       Alexander L. Thorndike, Principal Executive Officer

Date:  July 8, 2009

By:    /s/ Julie Smith
       -----------------------------------
       Julie Smith, Principal Financial Officer

Date:  July 8, 2009